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                        Date:  June 21,  1996



                    MORTGAGE, ASSIGNMENT OF LEASES
                   AND RENTS AND SECURITY AGREEMENT


                                FROM


                           MORSE SHOE, INC.
                           ("Mortgagor")


       Address:  555 Turnpike Street, Canton, Massachusetts


                                TO


                         FLEET NATIONAL BANK,


         a national banking association having its principal office at 1 Federal Street, MAOF0320, Boston, Massachusetts 02211, as Agent

                          ("Mortgagee")


         Mortgage Amount:                   $25,000,000.00



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       This             instrument  prepared  by,  and  after  recording  please
                        return to:
                 Milbank, Tweed, Hadley & McCloy
                  One Chase Manhattan Plaza
                  New York, New York  10005
                 Attn:  Regina K. O'Shea, Esq.

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                              RECITAL


                  Mortgagor is the owner of the premises described in Schedule A hereto. Mortgagee, as Agent, JBI, Inc., a Massachusetts corporation ("Borrower"), J. Baker, Inc., a Massachusetts corporation ("J. Baker") and certain other banks referred to therein are parties to a Revolving Credit and Loan Agreement dated as of February 1, 1993 as amended by the First Amendment and Waiver Agreement relating thereto dated as of November 19, 1993, by the Second Amendment Agreement relating thereto dated as of April 29, 1994, by the Third Amendment Agreement relating thereto dated as of December 1, 1994, by the Fourth Amendment relating thereto dated as of March 6, 1995, by the Fifth Amendment Agreement relating thereto dated as of May 19, 1995, by the Sixth
Amendment Agreement relating thereto dated as of September 12, 1995, by the Seventh Amendment Agreement relating thereto dated as of November 17, 1995 and by the Eighth Amendment Agreement dated as of June 21, 1996, and as further modified and supplemented and in effect from time to time (as so modified, supplemented and in effect from time to time, the "Credit Agreement"). The Credit Agreement provides for loans evidenced by one or more promissory notes (collectively, the "Notes") executed and delivered by Borrower. In order to further secure the payment of $25,000,000.00 (the "Mortgage Amount") of the indebtedness evidenced by the Notes and all other obligations of Borrower and J. Baker under the Credit Agreement, Mortgagor, a subsidiary of Borrower, has duly authorized the execution and delivery of this Mortgage.

                     CERTAIN DEFINITIONS

                  Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms.

                  "Chattels" means all fixtures, fittings, appliances, apparatus, equipment, building materials and components, machinery and articles of property, of whatever kind or nature, including any replacements, proceeds or products thereof and additions thereto, other than those owned by lessees or any other third party unrelated to Mortgagor, now or at any time hereafter actually affixed or attached to the Premises.

                  "Events  of  Default"  means  the  events  and   circumstances
described as such in Section 2.01 hereof.

                  "Improvements" means all structures or buildings, and replacements thereof, to be erected or now or hereafter located

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                                     - 2 -


upon the Premises, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures or buildings.

                  "Premises" means the premises described in Schedule A hereto including all of the easements, rights, privileges and appurtenances (including air rights) thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired, and as used in this Mortgage, shall, unless the context otherwise requires, be deemed to include the Improvements.

                  "Involuntary Rate" means the rate set forth in Section 3.11 of the Credit Agreement, but in no event to exceed the maximum rate allowed by law.

                  All terms of this Mortgage which are not defined above shall have the meaning set forth elsewhere in this Mortgage.

                         GRANTING CLAUSE

                  NOW, THEREFORE, Mortgagor, in consideration of the Premises and in order to secure the payment of both the principal of, and the interest and any other sums payable on, the Notes or this Mortgage or under the Credit Agreement and the performance and observance of all the provisions hereof and of the Notes and of the Credit Agreement, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee WITH MORTGAGE COVENANTS, all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

                      (i)      the Premises;

                      (ii)          the Improvements;

                     (iii)          the Chattels;

                      (iv) all rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property (the "Rents") and all leases of the Mortgaged Property or portions thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases

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                                 - 3 -


         or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including, any guaranties of such leases, all subject, however, to the provisions of
         Section 3.01 hereof;

                      (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments;

                  TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever.

                  Notwithstanding any other provision of this Mortgage, the maximum indebtedness and obligations secured by this Mortgage and that certain Mortgage, Assignment of Leases and Rents and Security Agreement (the "Ohio Mortgage") of even date herewith given by Morse Shoe, Inc. to Mortgagee on a certain parcel of land located at 2035 Innis Road, Columbus, Ohio (this Mortgage and the Ohio Mortgage, collectively, the "Mortgages") under any contingency do not and shall not exceed: in the aggregate Twenty-Five Million and 00/100 Dollars ($25,000,000.00) of principal indebtedness under the Notes, the interest allocable to such indebtedness and those expenditures, reasonably incurred by Mortgagee pursuant to the Mortgages in protecting the lien of the Mortgages and protecting the collateral encumbered by the Mortgages. It is expressly agreed that the Mortgages secure said aggregate amount of principal, interest thereon and expenses as heretofore described.


                            ARTICLE I

                 PARTICULAR COVENANTS OF MORTGAGOR

             Mortgagor covenants and agrees as follows:

                  SECTION 1.01. (a) Mortgagor warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge or encumbrance except such as are listed as exceptions to title in Schedule B attached hereto; that it owns the Chattels, all leases and the Rents in respect of the Mortgaged Property and all other personal property encumbered hereby free and clear of liens and claims; and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve such title, and will forever warrant and defend the same to Mortgagee and will

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                              - 4 -


forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

                  (b) Mortgagor represents and warrants that to the best of its knowledge, and with the exception of matters which have been disclosed in writing to Mortgagee on or before the date hereof, and matters which are of public record, (i) the Premises and the Improvements thereon, are not currently contaminated by any hazardous or toxic substances or wastes or their effects (as defined by applicable law) and (ii) there are no claims, litigation, administrative or other proceedings, whether actual or threatened, or judgments or orders, relating to any hazardous or toxic substances or wastes, discharges, emissions or other forms of pollution relating in any way to the Premises or the Improvements thereto.

                  SECTION 1.02. (a) Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes Mortgagee to execute and file in Mortgagor's name, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence or perfect more effectively Mortgagee's security interest in and the lien hereof upon the Chattels and other personal property encumbered hereby.

                  (b) Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with all applicable information reporting and back-up withholding requirements of the Internal Revenue Code of 1986, as amended (including all regulations promulgated thereunder) in respect of the Premises and all transactions related to the Premises, and will, upon request, provide Mortgagee with satisfactory evidence of such compliance and notify Mortgagee of the information reported in connection with such compliance.

                  SECTION 1.03. (a) Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, will cause (or will allow Mortgagee to cause) this Mortgage and any security instrument creating a lien or

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                              - 5 -


evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

                  (b) Mortgagor will pay all filing, registration or recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and any expenses (including reasonable attorneys' fees and disbursements) reasonably incurred by Mortgagee in connection with the loan secured hereby, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Notes, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

                  SECTION 1.04. Mortgagor will cause to be paid the principal and interest and all other sums to become due in respect of the Notes at the time and place and in the manner specified in the Notes and the Credit Agreement, according to the true intent and meaning thereof, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

                  SECTION 1.05. Mortgagor will, so long as it is owner of all or part of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, trust or other entity under the laws of the state of its formation and will comply with all regulations, rules, statutes, orders and decrees of any governmental authority or court applicable to it or to the Mortgaged Property or any part thereof.

                  SECTION 1.06. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and

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                              - 6 -


with the same effect, as though now owned by Mortgagor and specifically described in the granting clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.

                  SECTION 1.07. (a) Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Mortgagor will, upon Mortgagee's request, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof.

                  (b) Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor and without expense to Mortgagee.

                  (c) Nothing in this Section 1.07 shall require the payment or discharge of any obligation imposed upon Mortgagor by this Section so long as Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide security reasonably satisfactory to Mortgagee, assuring the discharge of Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided further, that if at any time payment of any obligation imposed upon Mortgagor by clause (a) above shall become necessary to prevent the delivery of a tax deed conveying the Mortgaged Property or any portion thereof because of non-payment, then

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                               - 7 -


Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed.

                  SECTION 1.08. Mortgagor will pay any taxes, except income taxes, imposed on Mortgagee by reason of its ownership of this Mortgage.

                  SECTION 1.09. (a) Mortgagor will keep the Improvements and Chattels insured against loss by fire, casualty and such other hazards as may be customarily insured against in the area in which the Premises are located. Such insurance shall be written in such form as may be customarily used in the state in which the Premises are located, shall be in an amount equal to no less than 100% of the full replacement value of the Improvements and Chattels, and shall be issued by a financially responsible insurance company. Such insurance may be provided under a blanket policy which also covers other property owned or leased by Mortgagor and its affiliates. A copy of the policy or policies of such insurance shall be delivered to Mortgagee upon request. Provided no Event of Default has occurred, any monies received as payment for any loss under any such insurance shall be paid over to Mortgagor to be applied to expenses incurred by it in the restoration of the Improvements; provided, however, that any proceeds of such insurance shall remain subject to the lien established by this Mortgage.

                  (b) Mortgagor shall give Mortgagee prompt notice of any loss or casualty affecting the Mortgaged Property. Following any Event of Default, any monies received as payment for any loss or casualty affecting the Mortgaged Property shall be paid over to Mortgagee to be applied, at Mortgagee's option, either to the prepayment of the Notes or to the reimbursement of Mortgagor from time to time for expenses incurred by it in the restoration of the Improvements.

                  (c) The Mortgagor hereby represents that no part of the Mortgaged Property is located in zones identified by the Director of the Federal Emergency Management Agency as special flood hazard zones described in 12 C.F.R. S 22.2 and that it has not received prior to the making of the Loan, and the incurrence of any other indebtedness constituting part of the Obligations, secured by this Mortgage any notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22.

                  SECTION 1.10. If Mortgagor shall fail to perform any of the covenants contained in Section 1.01, 1.03, 1.07, 1.08, 1.09 or 1.12 and such failure shall continue for a period of ten (10) days following Mortgagor's receipt of notice from Mortgagee, Mortgagee may make advances to perform the same on its behalf, and all sums so advanced shall be a lien upon the Mortgaged

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                              - 8 -


Property and shall be secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf together with interest thereon at the Involuntary Rate. The provisions of this Section 1.10 shall not prevent any default in the observance of any covenant contained in said Section 1.01, 1.03, 1.07, 1.08,
1.09 or 1.12 from constituting an Event of Default.

                  SECTION 1.11. (a) Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles and will permit Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine its records and books of account and to discuss its affairs, finances and accounts with the officers or general partners, as the case may be, of Mortgagor, at such reasonable times as may be requested by Mortgagee.

                  (b) Throughout the term of this Mortgage, Mortgagor, with reasonable promptness, will deliver to Mortgagee such other information with respect to Mortgagor and the Mortgaged Property as Mortgagee may reasonably request from time to time.

                  SECTION 1.12. (a) Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. Mortgagor will, at all times, maintain the Improvements and Chattels in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements, shall not be demolished or substantially altered, nor shall any Chattels be removed without the prior written consent of Mortgagee except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the removed Chattels.

                  (b) Mortgagor will, at its sole cost and expense, promptly comply with the order of any governmental authority requiring it to remove, or cause the removal of, any and all hazardous or toxic substances or wastes or the effects thereof at any time identified as being on, in, under or affecting the Premises.

                  SECTION 1.13. Mortgagor, upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Mortgagee thereof. Mortgagee may participate in any such proceedings and may be represented therein by counsel of its selection. Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit or facilitate such participation. In the event of such condemnation proceedings,

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                               - 9 -


the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at the option of Mortgagee, be applied either to the prepayment of the Notes at the rate of interest provided therein regardless of the rate of interest payable on the award by the condemning authority, or shall be paid over to Mortgagor from time to time for restoration of the Improvements.

                  SECTION 1.14 (a) Mortgagor will not (i) execute an assignment of the rents or any part thereof from the Premises without Mortgagee's prior written consent, (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Premises or of any part thereof, now existing or hereafter to be made, having an unexpired term of one (1) year or more, provided, however, that any lease may be cancelled if promptly after the cancellation or surrender thereof a new lease is entered into with a new lessee having a credit standing, in the reasonable judgment of Mortgagee, at least equivalent to that of the lessee whose lease was cancelled, on substantially the same terms as the terminated or cancelled lease, and provided, further, that Mortgagor may cancel any lease in order to reclaim the leased space for its own use, (iii) modify any such lease so as to shorten the unexpired term thereof or so as to decrease, waive or compromise in any manner the amount of the rents payable thereunder or materially expand the obligations of the lessor thereunder, (iv) accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, (v) modify, release or terminate any guaranties of any such lease, (vi) in any other manner impair the value of the Mortgaged Property or the security of this Mortgage,
(vii) permit any portion of the Premises to be leased or used for any unlawful purpose, in any manner which would injure the reputation of the Premises, or in any manner which would create a nuisance or excessive disturbance for other tenants at the Premises or (viii) accept the cancellation of any lease unless any lease cancellation or similar fees payable to Mortgagor are paid over to Mortgagee.

                  (b) Mortgagor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Premises or portions thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times do all things necessary to compel performance by the lessee under each lease of all obligations, covenants and

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                                - 10 -


agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by Mortgagee.

                  (c) Each lease of the Premises, or of any part thereof entered into after the date hereof, shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request of any person succeeding to the interest of Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease. Each lease entered into after the date hereof shall also provide that, upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.



                           ARTICLE II

                   EVENTS OF DEFAULT AND REMEDIES

                  SECTION 2.01. If one or more of the following Events of Default shall happen, that is to say:

                  (a) an Event of Default shall occur under the Credit Agreement; or

                  (b) if default shall be made in the payment of any tax required by Section 1.07 to be paid and said default shall have continued for a period of twenty (20) days; or

                  (c) if default shall be made in the due observance or performance of any covenant or agreement on the part of Mortgagor contained in Section 1.01, 1.03, 1.08 or 1.09, and such default shall have continued for a period of twenty (20) days after notice thereof shall have been given to Mortgagor by Mortgagee. For the purposes of this clause if any representation made in Section 1.01 hereof shall be incorrect, it shall be deemed to be a default; or

                  (d) if default shall be made in the due observance or performance of any other covenant, condition or agreement in this Mortgage and such default shall have continued for a

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                                 - 11 -


         period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee; or

                  (e) if by order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Mortgaged Property or any part thereof, shall be appointed; or

                  (f) if there should occur a default which is not cured within the applicable grace period, if any, under any other mortgage or deed of trust of all or part of the Mortgaged Property regardless of whether any such other mortgage or deed of trust is prior or subordinate to this Mortgage; it being further agreed by Mortgagor that an Event of Default hereunder shall constitute an Event of Default under any such other mortgage or deed of trust held by Mortgagee; or

                  (g) if Mortgagor shall transfer, or agree to transfer, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest therein (including any air or development rights) in violation of Sections 2.30 and 10.01.8 of the Credit Agreement. If Mortgagor seeks to transfer the Mortgaged Property subject to the Mortgage, then the consent of the Mortgagee shall be required. Mortgagee may grant or deny such consent in its sole discretion and, if consent should be given, any such transfer shall be subject to this Mortgage and any other documents which evidence or secure the loan secured hereby, and any such transferee shall assume all of Mortgagor's obligations hereunder and thereunder and agree to be bound by all provisions and perform all obligations contained herein and therein. Consent to one such transfer shall not be deemed to be a waiver of the right to require consent to future or successive transfers. As used herein "transfer" shall include, without limitation, any sale, assignment, lease or conveyance (excluding any such transfer to J. Baker or any of its subsidiaries) except leases for occupancy subordinate to this Mortgage and to all advances made and to be made hereunder;

                  (h) except as permitted in accordance with Section 10.04(i) of the Credit Agreement, if Mortgagor shall encumber, or agree to encumber, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest therein (including any air or development rights) without, in any such case, the prior written consent of Mortgagee. Mortgagee may grant or deny such consent in its sole discretion and, if consent should be given, any such encumbrance shall be subject to this Mortgage and any other documents which evidence or secure the loan secured

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                                - 12 -


         hereby. Consent to one such encumbrance shall not be deemed to be a waiver of the right to require consent to future or successive encumbrances. As used herein "encumber" shall include, without limitation, the placing or permitting the placing of any mortgage, deed of trust, assignment of rents or other security device which is not permitted by Section 10.04(i) of the Credit Agreement;

                  (i) the failure to OBSERVE THE STATUTORY CONDITIONS subject to the applicable notice and cure provisions in the Credit Agreement.

then and in every such case:

                  I. (a) Upon the occurrence of any Event of Default described in paragraphs (d) through (g) of this Section 2.01, the entire principal of the Notes then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, shall be due and payable immediately, anything in the Notes or in this Mortgage to the contrary notwithstanding.

                           (b) During the continuance of any such Event of Default other than those described in paragraphs (d) through (g) of this Section 2.01, Mortgagee, by notice given to Mortgagor, may declare the entire principal of the Notes then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the principal of the Notes and said accrued and unpaid interest shall become and be immediately due and payable, anything in the Notes or in this Mortgage to the contrary notwithstanding;

                  II. During the continuance of any such Event of Default, Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and is hereby given a right and license and appointed Mortgagor's attorney-in-fact to do so, and may exclude Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid; and likewise, from time to time, at the expense of the Mortgaged Property, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and

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                                - 13 -


         improvements thereto and thereon as to it may seem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive the Rents and every part thereof, all of which shall for all purposes constitute property of Mortgagor; and in furtherance of such right Mortgagee may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee's statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee's statement of default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to
         Mortgagee pursuant to such a demand shall constitute performance in full of the lessee's obligation under the lease for the payment of rents by the lessee to Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, as set forth in the Credit Agreement.

                  III. Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

                  (1) sell the Mortgaged Property and all estate, right, title and interest, claim and demand therein, at public auction at such time and place upon such terms and conditions as Mortgagee may deem expedient or as may be required or permitted by applicable law, having first given such notice prior to the sale of such time, place and terms by publication in one or more newspapers published or having a general circulation in the county or counties of the state in which the Mortgaged Property is located as may be required or permitted by law and by such other methods, if any, Mortgagee may

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                                    - 14 -


                  deem desirable or as may be required or permitted by applicable law. In the event of any sale of all or part of the Mortgaged Property under the terms of this Mortgagee, Mortgagor shall pay (in addition to taxable costs) all other fees and commissions permitted by statute or custom to be paid, reasonable attorneys' fees and all expenses incurred in obtaining or continuing abstracts of title for the purpose of any such sale; or

                  (2) institute proceedings for the complete or partial foreclosure of this Mortgage; or

                  (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Notes or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

                  (4)  Mortgagee may exercise the STATUTORY POWER OF
                  SALE.

                  SECTION 2.02. (a) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by an applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (b) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby appointed the true and lawful attorney irrevocable of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be

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                           - 15 -


advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (c) In the event of any sale or sales made under or by virtue of this Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Notes, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Notes or in this Mortgage to the contrary notwithstanding, become due and payable.

                  (d) The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Article II or otherwise, shall, subject to the terms of the Credit Agreement, which shall control, be applied as follows:

                           First:  To the  payment of the costs and  expenses of
                  such sale, including reasonable compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the Involuntary Rate on all advances made by Mortgagee, and of all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

                           Second:  To  the  payment  of  that  portion  of  the
                  Mortgage Amount then due, owing or unpaid with respect to the Notes for principal and interest, with interest on the unpaid principal at the Involuntary Rate from and after the happening of any Event of Default described in clause (a) of Section
                  2.01 hereof from the due date of any such payment of principal until the same is paid.


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                                  - 16 -


                           Third:  To the payment of any other sums  required to
                  be paid by Mortgagor pursuant to any provision of this Mortgage including all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage or in connection with the enforcement thereof, together with interest at the Involuntary Rate on all such advances.

                           Fourth:  To the payment of the surplus, if any, to
                  whomsoever may be lawfully entitled to receive the same.

                  (e) Upon any sale or sales  made  under or by  virtue  of this
Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

                  SECTION 2.03. (a) In case an Event of Default described in clause (a) of Section 2.01 hereof shall have happened and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay or cause to be paid to Mortgagee that portion of the Mortgage Amount which then shall have become due and payable with respect to the Notes, for principal or interest or both, as the case may be, and after the happening of said Event of Default will also pay or cause to be paid to Mortgagee interest at the Involuntary Rate on the then unpaid principal of the Notes, and the sums required to be paid by Mortgagor pursuant to any provision of this Mortgage, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee, its agents and counsel and any expenses incurred by Mortgagee hereunder. In the event Mortgagor shall fail forthwith to pay or cause to be paid such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

                  (b) Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any

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                             - 17 -


proceedings for the enforcement of the provisions of this Mortgage; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Notes, and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Involuntary Rate. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Notes to the full amount thereof, and all other payments, charges and costs due under this Mortgage, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

                  (c) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor or Borrower shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

                  (d) Any moneys thus collected by Mortgagee  under this Section
2.03 shall be applied by Mortgagee in accordance with the provisions of the Credit Agreement.

                  SECTION 2.04. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the principal of, or interest on, the Notes and other sums required to be paid or caused to be paid by Mortgagor pursuant to any provision of this Mortgage, or of any other nature in aid of the enforcement of the Notes or of this Mortgage, Mortgagor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding and (b) if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property

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                             - 18 -


and of any or all of the Rents in respect thereof. No waiver contained hereunder shall be deemed made under the Credit Agreement unless such waiver is also provided for therein. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the unpaid principal of the Notes to be due and payable, to the appointment of such a receiver or receivers.

                  SECTION 2.05. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or any of its property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

                  SECTION 2.06. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Notes shall affect the obligation of Borrower to pay the principal of, and interest on, the Notes in the manner and at the time and place therein respectively expressed.

                  SECTION 2.07. Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the

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                           - 19 -


property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof. No waiver contained hereunder shall be deemed made under the Credit Agreement unless such waiver is also provided for therein.

                  SECTION 2.08. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for nonpayment of rent, however designated.


                         ARTICLE III

                        MISCELLANEOUS

                  SECTION 3.01. This Mortgage constitutes a present and absolute assignment of all of the Rents now or hereafter accruing, provided, however, that Mortgagee hereby grants to Mortgagor the right and license to collect and receive the Rents as they become due, and not in advance, so long as no Event of Default exists hereunder. Immediately upon the occurrence of any such Event of Default, the foregoing right and license shall be automatically terminated and of no further force or effect. Nothing contained in this Section 3.01 or elsewhere in this Mortgage shall be construed to make Mortgagee a mortgagee in possession unless and until Mortgagee actually takes possession of the Mortgaged Property, nor to obligate Mortgagee to take any action or incur any expense or discharge any duty or liability under or in respect of any leases or other agreements relating to the Mortgaged Property or any part thereof.

                  SECTION 3.02. This Mortgage constitutes a security agreement under the applicable Uniform Commercial Code with respect to the Chattels and such other of the Mortgaged Property which is personal property. In addition to the rights and remedies granted to Mortgagee by other applicable law or by this Mortgage, Mortgagee shall have all of the rights and remedies

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                             - 20 -


with respect to the Chattels and such other personal property as are granted to a secured party under the applicable Uniform Commercial Code. Upon Mortgagee's request, Mortgagor shall promptly and at its expense assemble the Chattels and such other personal property and make the same available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand, with interest at the Involuntary Rate, any and all expenses, including attorneys' fees, incurred by Mortgagee in protecting its interest in the Chattels and such other personal property and in enforcing its rights with respect thereto. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Chattels and such other personal property sent to Mortgagor in accordance with the provision hereof at least five days prior to such action shall constitute reasonable notice to Mortgagor. The proceeds of any such sale or disposition, or any part thereof, may be applied by Mortgagee to the payment of the indebtedness secured hereby in such order and proportions as Mortgagee in its discretion shall deem appropriate.

                  SECTION 3.03. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

                  SECTION 3.04. No provision of this Mortgage may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

                  SECTION 3.05. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when received by registered or certified mail, if to Mortgagor at its address above stated, Attention: General Counsel and if to Mortgagee, to the attention of its Real Estate Finance office at 1 Federal Street, MAOF0320, Boston, Massachusetts 02211, or at such other address of which a party shall have notified the party giving such notice in writing.

                  SECTION 3.06. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

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                               - 21 -



                  SECTION 3.07. Anything herein or in the Notes to the contrary notwithstanding, the obligations of the Mortgagor under this Mortgage and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Mortgagee would be contrary to the provisions of law applicable to the Mortgagee limiting the maximum rate of interest that may be charged or collected by the Mortgagee.

                  SECTION 3.08. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same mortgage.

                  SECTION 3.09. Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification of this Mortgage, including the execution of substitute mortgages, so as to create two or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

                  SECTION 3.10. Mortgagor recognizes that Mortgagee may sell and transfer interests in the loan to one or more participants and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Mortgagor, any Guarantor of the loan, may be exhibited to and retained by any such participant or prospective participant.

                  SECTION 3.11. Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

                  SECTION 3.12. TO THE FULLEST EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY MORTGAGOR OR MORTGAGEE INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS MORTGAGE AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY. MORTGAGOR HEREBY IRREVOCABLY UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY MORTGAGEE ASSERTING AN EVENT OF DEFAULT UNDER CLAUSE (A) OF
SECTION 2.01 OF THIS MORTGAGE, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE

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                                - 22 -


RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE WITH RESPECT TO ANY ASSERTED CLAIM. NO WAIVER CONTAINED HEREUNDER SHALL BE DEEMED MADE UNDER THE CREDIT AGREMEENT UNLESS SUCH WAIVER IS ALSO PROVIDED FOR THEREIN.

                  SECTION 3.13. The information set forth on the cover hereof is hereby incorporated herein.

                  SECTION 3.14. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
MASSACHUSETTS.

                  SECTION 3.15. Mortgagee agrees that, for payment of the Notes, Mortgagee will look to the Mortgaged Property (as defined in this Mortgage) and such other collateral as is provided for in the Credit Agreement and as may now or hereafter be given to secure the payment of the Notes.

                  SECTION 3.16. Upon satisfaction of the Notes, or the occurrence of any event which requires Mortgagee to discharge this Mortgage pursuant to the terms of the Credit Agreement, Mortgagee shall promptly execute and deliver deed of discharge and release of this Mortgage.

                                      [signature pages follow]

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                  IN WITNESS  WHEREOF,  this  Mortgage has been duly executed by
Mortgagor.

                                    MORSE SHOE, INC.


                                    /s/ Alan I. Weinstein
                                    ----------------------------
                                    Senior Executive Vice President

Attest:


/s/ Barry J. Barth
- ---------------------


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THE COMMONWEALTH OF MASSACHUSETTS
                                                     SS.:
COUNTY OF NORFOLK


                  On this 21st day of June 1996, before me personally appeared Alan I. Weinstein, who being by me duly sworn, did say that he/she is the Sr. Exec. V.P. of Morse Shoe, Inc., and acknowledged such instrument to be the free act and deed of such corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



                                    /s/ Evelyn S. Clegg
                                    ---------------------------
                                    Notary Public
                                    My Commission Expires: 5/24/2002

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                            SCHEDULE A


                  That certain parcel of land situate in CANTON in the County of Norfolk, Commonwealth of Massachusetts, bounded and described as follows:

                           Easterly by Turnpike Street, nine hundred sixty eight and 03/100 (968.03) feet Southerly by Lot 31 and by lots numbered 3 and 4, as indicated on plan filed with Certificate No. 90699, twelve hundred fifteen and 57/100 (1215.57) feet;

                           Northwesterly, two hundred eighty and 85/100
         (280.85) feet and

                           Southwesterly, five hundred thirty three and 54/100 (533.54) feet by land now or formerly of Marie T.
         Coen;

                           Northerly, four hundred ninety five and 66/100 (495.66) feet and

                           Northwesterly, two hundred ninety eight and 43/100 (298.43) feet by land now or formerly of Wampatuck Country Club; and

                           Northerly by land now or formerly of Forbal Corp. and by lot numbered 1, as indicated on plan filed with Certificate No. 71138, eight hundred forty four and 96/100
         (844.96) feet.

                  Said parcel comprises lot numbered 2 on a plan drawn by L.W. DeCelle, Jr., Surveyor, dated June 14, 1962 as approved by the Land Court, filed in the Land Registration Office as No. 18675E, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 71138, Book 356; lot numbered 5 on a plan drawn by Norwood Engineering Co. Inc., Surveyors, dated March 17, 1971, as approved by said Court, filed in the Land Registration Office as No. 18675G, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 90699, Book 454; and parcel shown on a plan drawn by L.W. DeCelle, Jr. Surveyor, dated April 30, 1962, as modified and approved by said Court, filed in the Land Registration Office as No. 31525A, a copy of a portion of which is filed in Norfolk Registry District with Certificate No. 74298, Book 372.

                  That certain parcel of land situated off Turnpike Street, Canton, Norfolk County, Massachusetts, bounded and described as follows:

EASTERLY by land now or formerly of Joseph F. Jones, eight hundred fifty three and 56/100 (853.56) feet;

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SOUTHERLY                      by land now or formerly of Boston Sand &
                               Gravel Co., Inc. six hundred ninety five and 52/100 (695.52) feet;

WESTERLY                       seven hundred nine and 96/100 (709.96) feet;
                               and

NORTHERLY                      four  hundred  ninety  eight and 55/100  (498.55)
                               feet by land now or formerly of Wampatuck Country
                               Club of Canton, Inc.

                  Said land is shown on a plan drawn by Lawrence W. DeCelle, Jr., Surveyor, dated March 1970, filed in the Land Court, a copy of a portion of which is recorded with Norfolk Registry of Deeds as Plan No. 70 of 1971.

                  For title see Land Court Confirmation Decree in Case No. 36613, recorded with Norfolk County Registry of Deeds, Book
4714, Page 352.


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